MAINSTAY VP FUNDS TRUST

MainStay VP Absolute Return Multi-Strategy Portfolio	MainStay VP International Equity Portfolio
MainStay VP Balanced Portfolio	MainStay VP Mid Cap Core Portfolio
MainStay VP Common Stock Portfolio	MainStay VP S&P 500 Index Portfolio
MainStay VP Cornerstone Growth Portfolio	MainStay VP Small Cap Core Portfolio
MainStay VP Emerging Markets Equity Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated September 28, 2017 (“Supplement”) to the Summary Prospectuses, Prospectus and
Statement of Additional Information (“SAI”), each dated May 1, 2017, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and SAI.

Effective January 1, 2018, the portfolio managers from Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) who manage all or a portion of the day-to-day investment operations of the Portfolios will transition from Cornerstone Holdings to MacKay Shields LLC (“MacKay Shields”), which is also a wholly-owned, fully autonomous subsidiary of New York Life Insurance Company. The transition of the portfolio managers from Cornerstone Holdings to MacKay Shields will not impact the investment strategies or risks of the Portfolios.

At meetings held September 25-27, 2017, the Board of Trustees of MainStay VP Funds Trust (the “Board”) approved the assumption by MacKay Shields of the subadvisory agreement between Cornerstone Holdings and New York Life Investment Management LLC (“New York Life Investments”) with respect to the Portfolios. As a result, under the supervision of New York Life Investments, MacKay Shields will be responsible for the management of all or a portion of the day-to-day investment operations of the Portfolios and, for MainStay VP Absolute Return Multi-Strategy Portfolio, a greater portion of the day-to-day investment operations of the Portfolio than prior to January 1, 2018. There will be no change in the management fees paid to New York Life Investments by the Portfolios, or in the subadvisory fees paid by New York Life Investments with respect to each Portfolio. Accordingly, effective January 1, 2018, all references to Cornerstone Holdings as subadvisor to the Portfolios are hereby replaced with MacKay Shields, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.